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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2005
                                                          --------------


                         CALIFORNIA PIZZA KITCHEN, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                      000-31149               95-4040623
-------------------------------       -----------         -------------------
(State or other jurisdiction of       (Commission            (IRS Employer
       incorporation)                 File Number)        Identification No.)




        6053 West Century Boulevard, 11th Floor
                Los Angeles, California                 90045-6438
            -------------------------------             ----------
      (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (310) 342-5000 Not Applicable (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

On April 25, 2005, California Pizza Kitchen, Inc. (the "Company") issued a press release announcing the Company has purchased the remaining approximately 75% interest in LA Food Show, Inc., one of the Company's subsidiaries, which was predominately owned by Larry S. Flax and Richard L. Rosenfield, the Company's co- Presidents, co-Chief Executive Officers and co-Chairmen of the Board. Of the $6 million purchase price, Messrs. Flax and Rosenfield received an aggregate of $5,938,840. The purchase price of LA Food Show represents its fair market value as determined by a merger and acquisition and valuation advisory firm, which also provides investment banking services. This firm also provided a fairness opinion to the Company's Board of Directors and concluded that the purchase price was fair to the Company's stockholders from a financial point of view. As part of the transaction, the Company obtained representations, warranties and indemnities from Messrs. Flax and Rosenfield. A copy of the press release is attached as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit                    Description
----------                 ---------------------------------------------
      99.1                 Press Release, dated April 25, 2005, entitled
                           "California Pizza Kitchen Acquires
                           Remaining Interest in LA Food Show."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 25, 2005                       California Pizza Kitchen, Inc.
                                     a Delaware corporation


                                     By:      /s/ Larry S. Flax
                                     ------------------------------------
                                              Larry S. Flax
                                              Co-Chief Executive Officer,
                                              Co-President and
                                              Co-Chairman
                                              of the Board


                                     By:      /s/ Richard L. Rosenfield
                                     -------------------------------------
                                              Richard L. Rosenfield
                                              Co-Chief Executive Officer,
                                              Co-President and
                                              Co-Chairman
                                              of the Board


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                                  EXHIBIT INDEX



  Exhibit                  Description
-----------                -----------
      99.1                 Press Release, dated April 25, 2005, entitled
                           "California Pizza Kitchen Acquires
                           Remaining Interest in LA Food Show."